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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-60239 and 333-89515) of Artisan Components, Inc. of our report dated October 20, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP
--------------------------------

San Jose, California
December 21, 2000